Exhibit 99.1
Cutera, Inc. Announces Fourth Quarter and Full-Year 2021 Financial Results along with 2022 Outlook
Achieved Record Revenue in Fourth Quarter and Full-Year 2021

 BRISBANE, California, February 22, 2022 ─ Cutera, Inc. (NASDAQ: CUTR) (“Cutera” or the “Company”), a leading provider of laser and other energy-based aesthetic systems for practitioners worldwide, today reported financial results for the fourth quarter and full-year ended December 31, 2021.

Fourth Quarter 2021 Financial and Operational Highlights

•Revenue was $65.6 million, an increase of 31% from the prior-year period, driven by strong performance across the business, with particular strength in North American Capital Equipment;

◦Capital Equipment revenue of $43.6 million increased 44% over the prior-year period;
◦Recurring revenue, defined as the combination of Skincare, Consumable Products, and Service, was $22.1 million, an increase of 12% over the prior-year period;

▪Skincare revenue of $10.7 million increased 2% over the prior-year period, impacted by 3Q21 pre-buying in advance of the planned price increase;
▪Consumable Product revenue of $5.4 million grew 77% over prior-year period; and
▪Service revenue of $6.0 million decreased 4% over the prior-year period;

•Gross Margin was 58.2%, compared to 56.2% in the prior-year period, driven by better sales mix and continued leverage, partially offset by modest inflationary pressures;

•Operating Expenses were $40.2 million in the quarter, as compared to $26.6 million in the prior-year period, driven by variable costs from increased sales and by investments in our Acne program;

•Net loss was $3.9 million, or ($0.22) per fully diluted share, compared to a net income of $2.2 million, or $0.12 per fully diluted share, in the prior-year period; and

•Adjusted EBITDA was $4.3 million in the period as compared to $4.7 million in the prior-year period. Excluding Acne program spend of $4.6 million in the quarter, our adjusted EBITDA would have been $8.9 million.

Full-Year 2021 Financial and Operational Highlights

•Revenue was $231.3 million, an increase of 57% from the prior-year period;

◦Capital Equipment revenue of $139.6 million increased 54% over the prior-year period;
◦Recurring revenue, defined as the combination of Skincare, Consumable Products, and Service, was $91.6 million, an increase of 61% over the prior-year period;

▪Skincare revenue of $49.7 million increased 98% over the prior-year period;
▪Consumable Product revenue of $16.4 million increased 77% over the prior-year period; and
▪Service revenue of $25.6 million increased 13% over the prior-year period;

•Gross Margin was 57.6%, compared to 51.3% in the prior-year period;

•Operating Expenses were $131.3 million, as compared to $98.6 million in the prior-year period;

•Net Income was $2.1 million, or $0.11 per fully diluted share, compared to a net loss of $23.9 million, or ($1.43) per fully diluted share, a year ago; and

•Adjusted EBITDA was $20.7 million as compared to a loss of $4.8 million a year ago. Excluding full-year Acne program spend of $9.5 million, our adjusted EBITDA would have been $30.2 million, a seven-fold improvement.

“I am pleased with our strong fourth-quarter performance, which was driven by our team’s outstanding commercial execution and supported by robust underlying patient demand. I am particularly encouraged that our North American Capital business eclipsed Pre-Covid levels and delivered 56% growth in the quarter” commented Dave Mowry, Chief Executive Officer of Cutera, Inc. “We anticipate that this top-line momentum will continue as we move through the year, driven by our growing capital equipment pipeline and the strong ongoing patient demand. In light of our business strength, in combination with future product launches, we are tremendously excited for the year ahead.”

2022 Outlook
The Company expects full-year 2022 constant currency revenue in the range of $255 million to $260 million, based on our current product portfolio. For the sake of clarity, this guidance does not include any revenue from our Acne device program.

Conference Call
The Company’s management will host a conference call to discuss these results and related matters today at 1:30 p.m. PT (4:30 p.m. ET). Participating on the call will be Dave Mowry, Chief Executive Officer and Rohan Seth, Chief Financial Officer.

To participate in the conference call, dial 1-877-705-6003 (domestic) or + 1-201-493-6725 (international) and refer to the Conference Code: 13726648.

The call will also be webcast and can be accessed from the Investor Relations section of Cutera’s website at http://www.cutera.com/. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

 About Cutera, Inc.

Brisbane, California-based Cutera is a leading provider of laser and other energy-based aesthetic systems for practitioners worldwide. Since 1998, Cutera has developed innovative, easy-to-use products that enable physicians and other qualified practitioners to offer safe and effective aesthetic treatments to their patients. For more information, call 1-888-4CUTERA or visit www.cutera.com.

*Use of Non-GAAP Financial Measures

In this press release, in order to supplement the Company’s condensed consolidated financial statements presented in accordance with Generally Accepted Accounting Principles, or GAAP, management has disclosed certain non-GAAP financial measures for the statement of operations and net income (loss) per diluted share. Non-GAAP adjustments include stock-based compensation, depreciation, amortization, executive and other non-recurring separation costs, customer relationship management (“CRM”) and enterprise resource planning (“ERP”) system costs, non-recurring legal and litigation costs, as well as the net tax impact of excluding these items. From time to time in the future, there may be other items that we may exclude if the Company believes that doing so is consistent with the goal of providing useful information to investors and management. The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. The Company has not provided a reconciliation of non-GAAP guidance measures to the corresponding GAAP measures on a forward-looking basis due to the potential significant variability, limited visibility, unpredictability, or unique non-recurring nature of the items. Forward-looking non-GAAP measures include adjusted EBITDA. The Company defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, stock-based compensation, executive and other non-recurring separation costs, customer relationship management and enterprise resource planning system costs, and non-recurring legal and litigation costs.

Company management uses these measurements as aids in monitoring the Company’s ongoing financial performance from quarter to quarter, and year to year, on a regular basis and for benchmarking against other similar companies. Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP financial measures should be considered along with, but not as alternatives to, the operating performance measure as prescribed by GAAP. Non-GAAP financial measures for the statement of operations and net income per diluted share exclude the following:

Non-cash expenses for stock-based compensation. The Company has excluded the effect of stock-based compensation expenses in calculating its non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to the Company's employees, the Company continues to evaluate its business performance excluding stock-based compensation expenses. The Company records stock-based compensation expense related to grants of options, employee stock purchase plan, and performance and restricted stock. Depending upon the size, timing and the terms of the grants, this expense may vary significantly but will recur in future periods. The Company believes that excluding stock-based compensation better allows for comparisons to its peer companies;

Depreciation and amortization. The Company has excluded depreciation and amortization expense in calculating its non-GAAP operating expenses and net income measures. Depreciation and amortization are non-cash charges to current operations;

Executive and other non-recurring separation costs. We have excluded costs associated with the resignation of our former Executive Officers in calculating our non-GAAP operating expenses and net income measures. We exclude these and other non-recurring employee separation costs because we believe that these items do not reflect future operating expenses;

Customer Relationship Management. We have excluded CRM system costs related to direct and incremental costs incurred in connection with our multi-phase implementation of a new CRM solution and the related technology infrastructure costs. We exclude these costs because we believe that these items do not reflect future operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of our operating performance;

Enterprise Resource Planning. We have excluded ERP system costs related to direct and incremental costs incurred in connection with our multi-phase implementation of a new ERP solution and the related technology infrastructure costs. We exclude these costs because we believe that these items do not reflect future operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of our operating performance; and

Non-recurring legal and litigation costs. We have excluded costs incurred related to third party litigation and disputes, that are of a non-recurring nature.

The Company believes that excluding all of the items above allows users of its financial statements to better review and assess both current and historical results of operations.

Safe Harbor Statement
Certain statements in this press release, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements include, but are not limited to, Cutera’s plans, objectives, strategies, financial performance and outlook, product launches and performance, trends, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, the Company’s actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties, which may cause Cutera's actual results to differ materially from the statements contained herein. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from the forward-looking statements contained in this press release, including those described in the “Risk Factors” section of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Registration Statement on Form S-,8 and other documents filed from time to time with the United States Securities and Exchange Commission by Cutera.

All information in this press release is as of the date of its release. Accordingly, undue reliance should not be placed on forward-looking statements. Cutera undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made, or to reflect the occurrence of unanticipated events. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. Cutera's financial performance for the fourth quarter and full year ended December 31, 2021, as discussed in this release, is preliminary and unaudited, and subject to adjustment.

Cutera, Inc.
Anne Werdan
Director, Corporate Communications
415-657-5500
awerdan@cutera.com

CUTERA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	December 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$164,164	$47,047
Accounts receivable, net	31,449	21,962
Inventories	39,503	28,508
Other current assets and prepaid expenses	14,545	8,779
Total current assets	249,661	106,296

Property and equipment, net	3,019	2,299
Deferred tax asset	778	643
Operating lease right-of-use assets	14,627	17,076
Goodwill	1,339	1,339
Other long-term assets	10,169	5,080
Restricted cash	700	—
Total assets	$280,293	$132,733

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$7,891	$6,684
Accrued liabilities	54,100	32,295
Operating leases liabilities	2,419	2,260
PPP loan payable	—	3,630
Deferred revenue	9,490	9,489
Total current liabilities	73,900	54,358

Deferred revenue, net of current portion	1,335	1,748
Operating lease liabilities, net of current portion	13,483	15,950
PPP loan payable, net of current portion	—	3,555
Convertible notes, net of unamortized debt issuance costs	134,243	—
Other long-term liabilities	763	242
Total liabilities	223,724	75,853

Stockholders’ equity:
Common stock	18	18
Additional paid-in capital	114,724	117,097
Accumulated deficit	(58,173)	(60,235)
Total stockholders' equity	56,569	56,880
Total liabilities and stockholders' equity	$280,293	$132,733

CUTERA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

Products	$59,647	$43,723	$205,703	$125,113
Service	5,982	6,220	25,567	22,570
Total net revenue	65,629	49,943	231,270	147,683

Products	23,565	17,999	83,048	58,325
Service	3,883	3,878	15,117	13,586
Total cost of revenue	27,448	21,877	98,165	71,911
Gross profit	38,181	28,066	133,105	75,772
Gross margin %	58.2%	56.2%	57.6%	51.3%

Operating expenses:
Sales and marketing	24,094	14,656	76,762	52,766
Research and development	6,804	4,029	21,568	14,322
General and administrative	9,312	7,938	32,945	31,512
Total operating expenses	40,210	26,623	131,275	98,600
Income (loss) from operations	(2,029)	1,443	1,830	(22,828)
Interest and other income (expense), net
Amortization of debt issuance costs	(218)	—	(710)	—
Interest on convertible notes	(777)	—	(2,514)	—
Gain on extinguishment of PPP loan	—	—	7,185	—
Other income (expense), net	(430)	7	(2,406)	(579)
Income (loss) before income taxes	(3,454)	1,450	3,385	(23,407)
Income tax expense (benefit)	481	(738)	1,323	470
Net income (loss)	$(3,935)	$2,188	$2,062	$(23,877)

Net income (loss) per share:
Basic	$(0.22)	$0.12	$0.12	$(1.43)
Diluted	$(0.22)	$0.12	$0.11	$(1.43)

Weighted-average number of shares used in per share calculations:
Basic	17,980	17,653	17,891	16,691
Diluted	17,980	17,840	18,362	16,691

 CUTERA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Cash flows from operating activities:
Net income (loss)	$(3,935)	$2,188	$2,062	$(23,877)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Stock-based compensation	4,665	2,052	13,172	10,109
Depreciation and amortization	330	338	1,344	1,394
Amortization of contract acquisition costs	427	579	1,857	2,593
Amortization of debt issuance costs	218	—	710	—
Impairment of capitalized cloud computing costs	—	—	182	805
Change in deferred tax asset	(189)	(143)	(135)	(220)
Provision for credit losses	(14)	394	87	2,144
Gain on extinguishment of PPP loan	—	—	(7,185)	—
Change in right-of-use asset	611	705	2,292	2,522
Other	46	183	1	513
Changes in assets and liabilities:
Accounts receivable	(675)	(4,759)	(9,574)	(2,550)
Inventories	(4,010)	825	(10,936)	5,413
Other current assets and prepaid expenses	(1,195)	(1,891)	(5,766)	(3,164)
Other long-term assets	(3,641)	(366)	(7,128)	(2,067)
Accounts payable	632	(148)	1,207	(6,034)
Accrued liabilities	9,826	5,169	21,608	161
Operating lease liabilities	(578)	—	(2,151)	(1,598)
Deferred revenue	145	(587)	(412)	(2,985)
Income tax liability	—	(93)	—	(93)
Net cash provided by (used in) operating	2,663	4,446	1,235	(16,934)

Cash flows from investing activities:
Acquisition of property, equipment and software	(633)	(505)	(1,015)	(1,279)
Disposal of property and equipment	—	30	71	30
Proceeds from sales of marketable investments	—	5,648	—	5,648
Proceeds from maturities of marketable investments	—	9,050	—	28,050
Purchase of marketable investments	—	(1,649)	—	(26,060)
Net cash provided by (used in) investing activities	(633)	12,574	(944)	6,389

Cash flows from financing activities:
Proceeds from exercise of stock options and employee stock purchase plan	709	723	2,765	1,579
Proceeds from PPP loan	—	—	—	7,167
Gross proceeds from equity offering	—	—	—	28,798
Issuance costs on the public offering	—	—	—	(2,303)
Purchase of capped call	—	—	(16,134)	—
Proceeds from issuance of convertible notes	—	—	138,250	—
Payment of issuance costs of convertible notes	—	—	(4,717)	—
Taxes paid related to net share settlement of equity awards	(213)	(88)	(2,176)	(3,428)
Payments on finance lease obligations	(148)	(2)	(462)	(537)
Net cash provided by financing activities	348	633	117,526	31,276

Net increase in cash, cash equivalents and restricted cash	2,378	17,653	117,817	20,731
Cash, cash equivalents, and restricted cash at beginning of period	162,486	29,394	47,047	26,316
Cash, cash equivalents, and restricted cash at end of period	$164,864	$47,047	$164,864	$47,047

 CUTERA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in thousands, except percentage data)
(unaudited)

	Three Months Ended		% Change	Twelve Months Ended		% Change
	December 31, 2021	December 31, 2021	2021 Vs 2020	December 31, 2021	December 31, 2021	2021 Vs 2020
Revenue By Geography:
North America	$35,827	$23,966	+49.5%	$111,621	$69,455	+60.7%
Japan	16,924	16,089	+5.2%	70,235	43,265	+62.3%
Rest of World	12,878	9,888	+30.2%	49,414	34,963	+41.3%
Total Net Revenue	$65,629	$49,943	+31.4%	$231,270	$147,683	+56.6%
Rest of World (including Japan) as a percentage of total revenue	45.4%	52.0%		51.7%	53.0%

Revenue By Product Category:
Systems
–North America	$28,747	$18,426	+56.0%	$86,100	$50,721	+69.8%
–Rest of World (including Japan)	14,807	11,719	+26.4%	53,533	40,045	+33.7%
Total Systems	43,554	30,145	+44.5%	139,633	90,766	+53.8%
Consumables	5,361	3,023	+77.3%	16,401	9,286	+76.6%
Skincare	10,732	10,555	+1.7%	49,669	25,061	+98.2%
Total Products	59,647	43,723	+36.4%	205,703	125,113	+64.4%

Service	5,982	6,220	(3.8)%	25,567	22,570	+13.3%
Total Net Revenue	$65,629	$49,943	+31.4%	$231,270	$147,683	+56.6%

	Three Months Ended		Twelve Months Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Pre-tax Stock-Based Compensation Expense:
Cost of revenue	$500	$306	$1,408	$1,665
Sales and marketing	1,206	767	3,160	3,384
Research and development	1,156	325	2,784	1,670
General and administrative	1,803	654	5,820	3,390
	$4,665	$2,052	$13,172	$10,109

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31, 2021
	GAAP		Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation Cost	Severance (RIF)	Legal - Lutronic	Other Adjustments	Non-GAAP

Net revenue	$65,629		—	—	—	—	—	—	$65,629
Cost of revenue	27,448		(94)	(500)	—	—	—	—	26,854
Gross profit	38,181		94	500	—	—	—	—	38,775
Gross margin %	58.2%								59.1%

Operating expenses:
Sales and marketing	24,094		(593)	(1,206)	—	—	—	—	22,295
Research and development	6,804		(49)	(1,156)	—	—	—	—	5,599
General and administrative	9,312		(4)	(1,803)	(711)	—	(222)	—	6,572
Total operating expenses	40,210	40210	(646)	(4,165)	(711)	—	(222)	—	34,466
Income (loss) from operations	(2,029)		740	4,665	711	—	222	—	4,309
Interest and other income (expense), net
Amortization of debt issuance costs	(218)		—	—	—	—	—	—	(218)
Interest on convertible notes	(777)		—	—	—	—	—	—	(777)
Other expense	(430)		—	—	—	—	—	—	(430)
Total interest and other income (expense), net	(1,425)		—	—	—	—	—	—	(1,425)
Income (loss) before income taxes	(3,454)		740	4,665	711	—	222	—	2,884
Income tax expense	481		—	—	—	—	—	—	481
Net income (loss)	$(3,935)		$740	$4,665	$711	$—	$222	$—	$2,403

Net income (loss) per share:
Basic	$(0.22)								$0.13

Weighted-average number of shares used in per share calculations:
Basic	17,980								17,980

Operating expenses as a % of net revenue	GAAP								Non-GAAP
Sales and marketing	36.7%								34.0%
Research and development	10.4%								8.5%
General and administrative	14.2%								10.0%
	61.3%								52.5%

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31, 2020
	GAAP	Depreciation and Amortization		Stock-Based Compensation	CRM and ERP Implementation/ write-off	Severance (RIF)	Legal - Former CFO Settlement/Lutronic	Other Adjustments	Non-GAAP

Net revenue	$49,943	—		—	—	—	—	—	$49,943
Cost of revenue	21,877	(174)		(306)	—	—	—	275	21,672
Gross profit	28,066	174		306	—	—	—	(275)	28,271
Gross margin %	56.2%								56.6%

Operating expenses:
Sales and marketing	14,656	(682)		(767)	—	—	—	—	13,207
Research and development	4,029	(34)		(325)	—	—	—	—	3,670
General and administrative	7,938	(27)		(654)	—	—	(566)	—	6,691
Total operating expenses	26,623	(743)		(1,746)	—	—	(566)	—	23,568
Income (loss) from operations	1,443	917		2,052	—	—	566	(275)	4,703
Interest and other income, net	7	—	0	—	—	—	—	—	7
Income (loss) before income taxes	1,450	917		2,052	—	—	566	(275)	4,710
Income tax expense	(738)	—		—	—	—	—	—	(738)
Net income (loss)	$2,188	$917		$2,052	$—	$—	$566	$(275)	$5,448

Net income (loss) per share:
Basic	$0.12								$0.31

Weighted-average number of shares used in per share calculations:
Basic	17,653								17,653

Operating expenses as a % of net revenue	GAAP								Non-GAAP
Sales and marketing	29.3%								26.4%
Research and development	8.1%								7.3%
General and administrative	15.9%								13.4%
	53.3%								47.1%

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Twelve Months Ended December 31 , 2021
	GAAP		Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation Cost	Severance (RIF)	Legal - Lutronic	Other Adjustments	Non-GAAP

Net revenue	$231,270		—	—	—	—	—	—	$231,270
Cost of revenue	98,165		(526)	(1,408)	—	—	—	791	97,022
Gross profit	133,105		526	1,408	—	—	—	(791)	134,248
Gross margin %	57.6%								58.0%

Operating expenses:
Sales and marketing	76,762		(2,420)	(3,160)	(182)	(638)	—	—	70,362
Research and development	21,568		(182)	(2,784)	—	—	—	—	18,602
General and administrative	32,945		(60)	(5,820)	(1,316)	—	(1,201)	—	24,548
Total operating expenses	131,275	131275	(2,662)	(11,764)	(1,498)	(638)	(1,201)	—	113,512
Income (loss) from operations	1,830		3,188	13,172	1,498	638	1,201	(791)	20,736
Interest and other income (expense), net
Amortization of debt issuance costs	(710)		—	—	—	—	—	—	(710)
Interest on convertible notes	(2,514)		—	—	—	—	—	—	(2,514)
Gain on extinguishment of PPP loan	7,185		—	—	—	—	—	(7,185)	—
Other expense	(2,406)		—	—	—	—	—	—	(2,406)
Total interest and other income (expense), net	1,555		—	—	—	—	—	(7,185)	(5,630)
Income (loss) before income taxes	3,385		3,188	13,172	1,498	638	1,201	(7,976)	15,106
Income tax expense	1,323		—	—	—	—	—	—	1,323
Net income (loss)	$2,062		$3,188	$13,172	$1,498	$638	$1,201	$(7,976)	$13,783

Net income (loss) per share:
Basic	$0.12								$0.77

Weighted-average number of shares used in per share calculations:
Basic	17,891								17,891

Operating expenses as a % of net revenue	GAAP								Non-GAAP
Sales and marketing	33.2%								30.4%
Research and development	9.3%								8.0%
General and administrative	14.2%								10.6%
	56.7%								49.0%

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Twelve Months Ended December 31, 2020
	GAAP	Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation/ write-off	Severance (RIF)	Legal/Former CFO Settlement/Lutronic	Other Adjustments	Non-GAAP

Net revenue	$147,683	—	—	—	—	—	—	$147,683
Cost of revenue	71,911	(591)	(1,665)	—	(318)	—	275	69,612
Gross profit	75,772	591	1,665	—	318	—	(275)	78,071
Gross margin %	51.3%							52.9%

Operating expenses:
Sales and marketing	52,766	(3,136)	(3,384)	—	(274)	—	—	45,972
Research and development	14,322	(149)	(1,670)	—	(130)	—	—	12,373
General and administrative	31,512	(111)	(3,390)	(1,139)	(101)	(1,925)	(324)	24,522
Total operating expenses	98,600	(3,396)	(8,444)	(1,139)	(505)	(1,925)	(324)	82,867
Income (loss) from operations	(22,828)	3,987	10,109	1,139	823	1,925	49	(4,796)
Interest and other expense, net	(579)	—	—	—	—	—	—	(579)
Income (loss) before income taxes	(23,407)	3,987	10,109	1,139	823	1,925	49	(5,375)
Income tax expense	470	—	—	—	—	—	9	479
Net income (loss)	$(23,877)	$3,987	$10,109	$1,139	$823	$1,925	$40	$(5,854)

Net income (loss) per share:
Basic	$(1.43)							$(0.35)

Weighted-average number of shares used in per share calculations:
Basic	16,691							16,691

Operating expenses as a % of net revenue	GAAP							Non-GAAP
Sales and marketing	35.7%							31.1%
Research and development	9.7%							8.4%
General and administrative	21.3%							16.6%
	66.7%							56.1%

CUTERA, INC.
RECONCILIATION OF LOSS TO ADJUSTED EBITDA
(in thousands)
(unaudited)

	Three Months Ended	Twelve Months Ended
	December 31, 2021

Net Income	$(3,935)	$2,062
Adjustments:
Stock-based compensation	4,665	13,172
Depreciation and amortization	740	3,188
ERP implementation cost	711	1,498
Severance	—	638
Legal - Lutronic	222	1,201
Other adjustments	—	(791)
Gain on extinguishment of PPP loan	—	(7,185)
Other expense	1,425	5,630
Income tax expense	481	1,323
Total adjustments	8,244	18,674

Adjusted EBITDA	$4,309	$20,736